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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 22, 2007


                           THINKENGINE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-8496                  20-8058881
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752 (Address of principal executive offices, including zip code)

                                 (508) 624-7600
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On May 22, 2007, ThinkEngine Networks, Inc. (the "Company") received a written notice from the American Stock Exchange (the "AMEX") advising that the Company was not in compliance with the AMEX's listing requirements (contained in Section 1003(a)(iii) of the AMEX Company Guide) because it has shareholders equity of less than $6,000,000 and losses from continuing operations and/or net losses in its five most recent fiscal years.

In order to maintain its AMEX listing, the Company must submit a plan by June 21, 2007, advising the AMEX of action it has taken or will take to bring the Company into compliance with the AMEX continued listing standards within a maximum of 18 months. Acceptance of such plan is in the discretion of the AMEX. If the plan is accepted, the Company will be able to continue its listing during the plan period of up to 18 months, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan. If the Company is not in compliance with the listing standards at the end of such 18-month period or does not make progress consistent with its plan, the AMEX will initiate delisting proceedings.

The Company is planning to prepare and submit a plan in accordance with the AMEX requirements. If the Company's common stock is de-listed from the AMEX, the trading market for the Company's shares may be adversely affected.

In the letter, AMEX also noted that within five days of May 22, 2007, the Company will be included in a list of issuers, which is posted daily on the AMEX website, that are not in compliance with the continued listing standards and ".BC" will be appended to the Company's ticker symbol whenever the Company's trading symbol is transmitted with a quotation or trade. The website posting and indicator will remain in effect until the Company has regained compliance with all applicable continued listing standards.

On May 25, 2007, the Company issued the press release attached to this Form 8-K as Exhibit 99.1 with respect to the foregoing matters.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

     EXHIBIT      DESCRIPTION
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     99.1         Press Release dated May 25, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THINKENGINE NETWORKS, INC.


Date: May 25, 2007                By: /s/ John Steinkrauss
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                                      John Steinkrauss
                                      Vice President and Chief Financial Officer

























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